REVENUE, OTHER INCOME AND GAINS - Other Income and Gains (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Other income:
Finance income	$ 30,919	$ 18,765
Government grants	1,036	1,352
Other	156	4
Total income	32,111	20,121
Gains:
Foreign currency exchange gain, net	60,704	0
Fair value gains on financial assets measured at fair value change through profit or loss	201	756
Other	21	117
Total gains	60,926	873
Total other income and gains	$ 93,037	$ 20,994